UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2019

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Endologix, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on Monday, August 5, 2019 at 8:00 a.m., Pacific Time, at its principal corporate headquarters located at 2 Musick, Irvine, California 92618.
As of June 19, 2019, the record date for the Annual Meeting, the Company had 17,351,352 shares of its common stock outstanding and entitled to vote, of which 13,887,306 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting.
The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting. These matters are described in more detail in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on July 8, 2019 (the “Proxy Statement”).
Proposal No. 1: The Company’s stockholders elected each of the three director nominees named below to serve as Class III directors, for a three-year term expiring at the annual meeting of stockholders in 2022, or until each of their respective successors is duly elected and qualified.

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Gregory D. Waller	10,055,595	480,025	3,351,686
Thomas C. Wilder, III	7,701,863	2,833,757	3,351,686
Thomas F. Zenty, III	7,701,270	2,834,350	3,351,686
Proposal No. 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,552,169	4,969,991	13,460	3,351,686
Proposal No. 3: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
13,833,686	19,846	33,774	0
Proposal No. 4: The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2015 Stock Incentive Plan (as amended, the “2015 Plan”), to increase the total number of shares of common stock reserved for issuance under the 2015 Plan by 2,500,000 shares, or from 1,630,000 shares to 4,130,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,636,187	3,885,689	13,744	3,351,686
Proposal No. 5: The Company’s stockholders approved an amendment to the 2015 Plan to provide that the number of shares available for grant under the 2015 Plan will be reduced by one share of common stock (instead of by one-and-six-tenths (1.6) shares of common stock) for each share of common stock granted under the 2015 Plan pursuant to a restricted stock award, stock payment award or restricted stock unit award.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,889,508	1,632,230	13,882	3,351,686
Proposal No. 6: The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2006 Employee Stock Purchase Plan (as amended, the “ESPP”) to increase the total number of shares of common stock reserved for issuance under the ESPP by 500,127 shares, or from 455,873 shares to 956,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,366,014	156,854	12,752	3,351,686
Proposal No. 7: The Company’s stockholders approved the adoption of the stock option exchange program, as described in the Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,216,754	3,305,123	13,743	3,351,686

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: August 6, 2019	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer